UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐  Preliminary Proxy Statement
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☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to Rule 14a-12

Conexant Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareowner Meeting to be held on February 20, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT / ANNUAL REPORT

To view this material, have the 12-digit Control #(s) available and visit: www.investorEconnect.com/cnxt

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before February 6, 2008.

To request material: Internet: www.investorEconnect.com/cnxt Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com
**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

CONEXANT SYSTEMS, INC.
Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location
The Annual Meeting for holders as of 12/24/07
is to be held on 2/20/08 at 9:30 AM CST

at:	Lady Bird Johnson Wildflower Center 4801 La Crosse Ave. Austin, TX 78739

For Meeting Directions Please See Proxy Materials.

P99999-010
12
15
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Voting items
The Board of Directors recommends a
vote FOR proposals 1, 2 and 3.
1.	ELECTION OF TWO DIRECTORS

Nominees:
01)	Steven J. Bilodeau

02)	D. Scott Mercer
2.	APPROVE AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT ONE OF FOUR RATIOS AT THE DISCRETION OF THE BOARD OF DIRECTORS.

3.	RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS.

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